UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2020

Cactus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300 Houston, Texas 77024
(Address of principal executive offices) (Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (“Board”) of Cactus, Inc. (the “Company”) approved an increase in the number of directors on the Board from seven to eight and appointed Melissa Law to fill the newly created vacancy resulting from the increase in the number of directors, effective as of January 30, 2020. Ms. Law was appointed as a Class II director, with an initial term expiring at the 2022 annual meeting of stockholders. In connection with her appointment to the Board, Ms. Law was appointed to serve on the audit committee and the compensation committee of the Board, bringing the size of each of those committees to four. The increase in the size of the Board, the election of Ms. Law to fill the newly created vacancy on the Board and Ms. Law’s appointment to the audit committee and the compensation committee were based upon the recommendation of the Company’s nominating and governance committee.

In connection with her appointment, the Board reviewed the independence of Ms. Law using the independence standards of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission and, based on this review, determined that Ms. Law is independent within the meaning of the applicable NYSE listing standards currently in effect and within the meaning of Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Ms. Law is an accomplished executive leader with significant experience in the oilfield services industry and more recent experience in the food & beverage ingredient industry. Ms. Law has served as the President of Global Operations for Tate & Lyle since September 2017. As a member of the Executive Leadership team at Tate & Lyle, Ms. Law is responsible for leading the Environmental, Health and Safety, Quality, and Sustainability Programs, the end to end supply chain and logistics function as well as the global manufacturing and engineering organizations. Prior to joining Tate and Lyle, Ms. Law held various roles of increasing responsibility at Baker Hughes Incorporated from 1997 to 2017. At Baker Hughes, Ms. Law had full profit and loss responsibility for Baker Hughes’ Global Specialty Chemical Business from 2014 to 2017 as well as Baker Hughes’ Australasia geo-market from 2013 to 2014. Prior to those roles, Ms. Law held various other senior leadership roles in technology, manufacturing and operations at Baker Hughes. Ms. Law is a graduate of the University of Houston from where she holds a Master of Science in Environmental Chemistry. The Company believes Ms. Law’s qualifications to serve on the board include her 20 years of experience in the energy industry and her multi-industry executive leadership and supply chain expertise.

The Company has entered into its standard form of indemnification agreement with Ms. Law. The form indemnification agreement was previously filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 15, 2019 and is incorporated by reference herein.

Ms. Law was not appointed pursuant to any arrangement or understanding with any other person and there are no family relationships between Ms. Law and the other directors or executives of the Company. There are no transactions in which Ms. Law has an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

As a non-employee director, Ms. Law will be entitled to receive an annual cash retainer of $80,000 per year, payable quarterly in arrears. As a member of the Company’s audit committee and nominating and governance committee, Ms. Law will also receive additional cash retainers totaling $15,000. Each member of the Board is entitled to be reimbursed for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

On January 30, 2020, in connection with her appointment to the Board, Ms. Law received an award of 3,361 restricted stock units having a grant date value of $100,000. The grant will vest on the one-year anniversary of the grant date and be subject to substantially similar terms and conditions as the equity awards granted to the other members of the Board, as described in the Company’s most recent Proxy Statement.

A copy of the press release announcing the appointment of Ms. Law is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 28, 2020, the Board, upon the recommendation of the nominating and governance committee, approved an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide for a director resignation policy (the “Director Resignation Policy”). The following is a summary of the Director Resignation Policy contained in the Bylaws Amendment:

Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, at any meeting at which directors are to be elected, the directors shall be elected by a plurality of votes cast by the holders of shares entitled to vote in the election. If, in an election where the number of director nominees does not exceed the number of directors to be elected (an “Uncontested Election”), the number of shares voted “for” an incumbent director nominee does not exceed the number of “withhold” votes received by such incumbent director nominee, such incumbent director shall be deemed to have tendered his or her resignation to the Board for consideration following the certification of the election results. The nominating and governance committee of the Company shall consider such resignation and make a recommendation to the Board on whether to accept or reject such incumbent director’s resignation or whether other action should be taken. The Board shall then consider each such tendered resignation and act on each, taking into account its fiduciary duties to the Company and the stockholders. Within 90 days from the date of the certification of the election results, the Company shall publicly disclose the decision of the Board, and, if applicable, the Board’s reason for rejecting any such tendered resignation(s). An incumbent director who shall be deemed to have tendered his or her resignation for consideration shall not participate in the Company’s nominating and governance committee’s recommendation or the Board’s decision, or any deliberations related thereto. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy pursuant to the applicable provisions of the Bylaws or may decrease the size of the Board. The Board shall nominate for election or re-election as director only candidates who have tendered irrevocable conditional resignations that will be effective upon (i) the failure of such director to receive more “for” votes than “withhold” votes at the next annual meeting at which they face re-election in an Uncontested Election; and (ii) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by the other directors. In connection with the adoption of the Bylaws Amendment, each of the Company’s directors will execute an irrevocable conditional resignation in the form attached as Annex A to the Bylaws Amendment.

The foregoing description of the Bylaws Amendment and the Director Resignation Policy does not purport to be complete and is qualified in its entirety by reference to the Bylaws Amendment, attached hereto as Exhibit 3.1 and incorporated by reference herein, and the Director Resignation Policy set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	First Amendment to the Amended and Restated Bylaws of Cactus, Inc.
99.1	Press Release of Cactus, Inc. dated January 30, 2020 relating to appointment of director.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2020

Cactus, Inc.

By:	/s/ David Isaac
Name:	David Isaac
Title:	General Counsel and Vice President of Administration

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